EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Chart House Enterprises, Inc. 401(k) Plan (the “Plan”) on Form 11-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Gregory A. Grosvenor, Chief Financial Officer of Angelo and Maxie’s, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Gregory A. Grosvenor
Gregory A. Grosvenor
Chief Financial Officer
Angelo and Maxie’s, Inc.
June 28, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.